   As filed with the Securities and Exchange Commission on May 10, 2000.

                                                      Registration No. 333-34722
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 -------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                 -------------

                          INTERNET CAPITAL GROUP, INC.
             (Exact name of Registrant as specified in its Charter)

                                 -------------

                              435 Devon Park Drive
                                  600 Building
                           Wayne, Pennsylvania 19087
                                 (610) 989-0111
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 -------------

                             Henry N. Nassau, Esq.
                Managing Director, General Counsel and Secretary
                          Internet Capital Group, Inc.
                              435 Devon Park Drive
                                  600 Building
                           Wayne, Pennsylvania 19087
                                 (610) 989-0111
 (Name, address including zip code, and telephone number, including area code, of agent for service)

                                 -------------

                                With copies to:

   Christopher G. Karras, Esq.       Mark Borden, Esq.         Kenneth Guernsey, Esq.       Steve L. Camahort, Esq.
      Dechert Price & Rhoads         Hale and Dorr LLP           Cooley Godward LLP             Wilson Sonsini
     4000 Bell Atlantic Tower         60 State Street            One Maritime Plaza           Goodrich & Rosati
        1717 Arch Street        Boston, Massachusetts 02109          20th Floor            Professional Corporation
   Philadelphia, Pennsylvania         (617) 526-6000          San Francisco, CA 94111        Spear Street Tower
             19103                                                 (415) 693-2000                One Market
         (215) 994-4000                                                                    San Francisco, CA 94105
                                                                                               (415) 947-2000

                                 -------------

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wayne, County of Chester, Commonwealth of Pennsylvania on the 10th day of May, 2000.

                                          Internet Capital Group, Inc.

                                                  Walter W. Buckley, III
                                          By: _________________________________
                                                  Walter W. Buckley, III
                                               President and Chief Executive
                                                          Officer

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

        Walter W. Buckley, III         President, Chief Executive    May 10, 2000
______________________________________  Officer and Director
        Walter W. Buckley, III          (principal executive
                                        officer)

           David D. Gathman            Chief Financial Officer       May 10, 2000
______________________________________  and Treasurer (principal
           David D. Gathman             financial and accounting
                                        officer)

                  *                             Director             May 10, 2000
______________________________________
          Julian A. Brodsky

                  *                             Director             May 10, 2000
______________________________________
           Warren V. Musser

                  *                             Director             May 10, 2000
______________________________________
            Kenneth A. Fox

                  *                             Director             May 10, 2000
______________________________________
        Dr. Thomas P. Gerrity

                  *                             Director             May 10, 2000
______________________________________
         Robert E. Keith, Jr.

                  *                             Director             May 10, 2000
______________________________________
           Peter A. Solvik

      Walter W. Buckley, III
*By: ____________________________
      Walter W. Buckley, III
         Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit
 Number  Document
 ------- --------
   2.1   Agreement of Merger, dated February 2, 1999, between Internet Capital
         Group, L.L.C., and InternetCapital Group, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-1
         filed by the Registrant on May 11, 1999 (Registration No. 333-78193)
         ("IPO Registration Statement"))
   2.2*  Exchange Offer Agreement dated as of February 24, 2000 by and among
         eCredit.com, Inc., Internet Capital Group, Inc. and ICG Holdings, Inc.
   2.3*  Recapitalization and Exchange Offer Agreement and Plan of
         Reorganization by and among Internet Capital Group, Inc., Rain
         Acquisition Corp., RightWorks Corporation, and with respect to
         Article VII, VIII and IX only Suhas Patil, as Shareholder
         Representative, and Chase Manhattan Trust Company, National
         Association, as Escrow Agent, dated as of March 7, 2000.
   4.1   Specimen Certificate for Internet Capital Group's Common Stock
         (incorporated by reference to Exhibit 4.1 to Amendment No. 3 to the
         IPO Registration Statement filed by the Registrant on August 2, 1999
         (Registration No. 333-78193) ("IPO Amendment No. 3"))
   4.2   Form of Indenture between Internet Capital Group, Inc. and Chase
         Manhattan Trust Company, National Association, as Trustee, for the
         Convertible Subordinated Notes (incorporated by reference to Exhibit
         4.2 to the Registrant's Annual Report on Form 10-K for the year ended
         December 31, 1999 (Registration No. 000-26929) ("10-K"))
   4.3   Form of Internet Capital Group's Convertible Subordinated Note due
         December, 2004 (incorporated by reference to Exhibit 4.2 to 10-K)
   5.1*  Opinion of Dechert Price & Rhoads
   8.1*  Opinion of Cooley Godward LLP
   8.2*  Opinion of Wilson Sonsini Goodrich & Rosati
  10.1   Internet Capital Group, L.L.C. 1998 Equity Compensation Plan
         (incorporated by reference to Exhibit 10.1 to the IPO Registration
         Statement)
  10.1.1 Internet Capital Group, Inc. 1999 Equity Compensation Plan
         (incorporated by reference to Exhibit 10.1.1 to the IPO Registration
         Statement)
  10.1.2 Internet Capital Group, Inc. 1999 Equity Compensation Plan as Amended
         and Restated May 1, 1999 (incorporated by reference to Exhibit 10.1.2 to the IPO Registration Statement)
  10.1.3 Amendment No. 1 to the Internet Capital Group, Inc. 1999 Equity
         Compensation Plan as Amended and Restated May 1, 1999 (incorporated by reference to Exhibit 10.1.3 to Amendment No. 2 to the IPO Registration
         Statement filed by the Registrant on July 16, 1999 (Registration No.
         333-79193) ("IPO Amendment No. 2"))
  10.2   Internet Capital Group, L.L.C. Option Plan for Non-Employee Managers
         (incorporated by reference to Exhibit 10.2 to the IPO Registration
         Statement)
  10.2.1 Internet Capital Group, Inc. Directors' Option Plan (incorporated by reference to Exhibit 10.2.1 to the IPO Registration Statement)
  10.3   Internet Capital Group, L.L.C. Membership Profit Interest Plan
         (incorporated by reference to Exhibit 10.3 to the IPO Registration
         Statement)
  10.4   Form of Internet Capital Group, Inc. Long-Term Incentive Plan
         (incorporated by reference to Exhibit 10.4 to the 10-K)

 Exhibit
 Number  Document
 ------- --------
  10.5   Amended and Restated Limited Liability Company Agreement of Internet
         Capital Group, L.L.C. dated September 30, 1998 (incorporated by reference to Exhibit 10.5 to the IPO Registration Statement)
  10.5.1 Amended and Restated Limited Liability Company Agreement of Internet
         Capital Group, L.L.C. dated January 4, 1999 (incorporated by reference to Exhibit 10.5.1 to the IPO Registration Statement)
  10.6   Securities Holders Agreement dated February 2, 1999 among Internet
         Capital Group, Inc. and certain securities holders named therein
         (incorporated by reference to Exhibit 10.6 to the IPO Registration
         Statement)
  10.7   Form of Internet Capital Group, Inc. Common Stock Purchase Warrant
         dated May 10, 1999 issued in connection with the May 10, 1999
         Convertible Notes (incorporated by reference to Exhibit 10.21 to the
         IPO Registration Statement)
  10.8   Form of Internet Capital Group, Inc. Convertible Note dated May 10,
         1999 (incorporated by reference to Exhibit 10.22 to the IPO
         Registration Statement)
  10.9   Stock Purchase Agreement between Internet Capital Group, Inc. and
         Safeguard Scientifics, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999)
  10.9.1 Stock Purchase Agreement between Internet Capital Group, Inc. and
         International Business Machines Corporation (incorporated by reference to Exhibit 10.23.1 to IPO Amendment No. 2)
  10.10  Letter describing the oral lease between Internet Capital Group and
         Safeguard Scientifics, Inc. for premises located in Wayne,
         Pennsylvania (incorporated by reference to Exhibit 10.24 to Amendment
         No. 1 to the IPO Registration Statement filed by the Registrant on
         June 22, 1999 (Registration No. 333-78193) ("IPO Amendment No. 1"))
  10.11  Form of Office Lease between Friends' Provident Life Office and IBIS
         (505) Limited for premises located in London, England (incorporated by reference to Exhibit 10.11 to Amendment No. 3 to the Registration
         Statement on Form S-1 filed by the Registrant on December 15, 1999
         (Registration No. 333-91447) ("Follow-on Amendment No. 3"))
  10.12  Office Lease dated September, 1999 between Internet Capital Group
         Operations, Inc. and 45 Milk Street, L.P. for premises located in
         Boston, Massachusetts (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-1 filed by the Registrant on
         November 22, 1999 (Registration No. 333-91447) ("Follow-on
         Registration Statement"))
  10.13  Office Lease dated February 25, 1999 between OTR and Internet Capital
         Group, Operations, Inc. for premises located in San Francisco,
         California (incorporated by reference to Exhibit 10.27 to IPO
         Amendment No. 1)
  10.14  Credit Agreement dated as of April 30, 1999 by and among Internet
         Capital Group, Inc., Internet Capital Group Operations, Inc., the
         Banks named therein and PNC Bank, N.A. (incorporated by reference to
         Exhibit 10.26 to the IPO Registration Statement)
  10.15  Amendment No. 1 to the Credit Agreement dated October 27, 1999 by and among Internet Capital Group, Inc., Internet Capital Group Operations,
         Inc., the Banks named therein and PNC Bank, N.A. (incorporated by reference to Exhibit 10.15 to the Follow-on Registration Statement)

 Exhibit
  Number  Document
 -------  --------
  10.15.1 Amendment No. 2 to the Credit Agreement dated November 19, 1999 by and among Internet Capital Group, Inc., Internet Capital Group
          Operations, Inc., the Banks named therein and PNC Bank, N.A.
          (incorporated by reference to Exhibit 10.15.1 to the Follow-on
          Registration Statement)
  10.15.2 Form of Amended and Restated Amendment No. 2 to the Credit Agreement
          dated December 10, 1999 by and among Internet Capital Group, Inc.,
          Internet Capital Group Operations, Inc., the Banks named therein and
          PNC Bank, N.A. (incorporated by reference to Exhibit 10.15.2 to the
          10-K)
  10.16   Benchmarking Partners, Inc. Option Agreement dated January 1, 1997 by and between Christopher H. Greendale and Internet Capital Group,
          L.L.C. (incorporated by reference to Exhibit 10.28 to the IPO
          Registration Statement)
  10.16.1 Amendment to Benchmarking Partners Option Agreement dated July 19,
          1999 by and between Christopher H. Greendale and Internet Capital
          Group, Inc. (incorporated by reference to Exhibit 10.29.1 to IPO
          Amendment No. 3)
  10.17   Syncra Software, Inc. Option Agreement dated August 1, 1998 by and between Michael H. Forster and Internet Capital Group, L.L.C.
          (incorporated by reference to Exhibit 10.29 to the IPO Registration
          Statement)
  10.18   Letter Agreement between Internet Capital Group, L.L.C. and Douglas
          Alexander dated July 18, 1997 (incorporated by reference to Exhibit
          10.31 to IPO Amendment No. 1)
  10.19   Letter Agreement between Internet Capital Group, L.L.C. and Robert
          Pollan dated April 27, 1998 (incorporated by reference to Exhibit
          10.32 to IPO Amendment No. 1)
  10.20   Form of Promissory Note issued in connection with exercise of
          Internet Capital Group's stock options in May, June and July of 1999
          (incorporated by reference to Exhibit 10.33 to IPO Amendment No. 1)
  10.21   Form of Restrictive Covenant Agreement issued in connection with exercise of Internet Capital Group's stock options in May, June and
          July of 1999 (incorporated by reference to Exhibit 10.34 to IPO
          Amendment No. 1)
  10.22   Securities Purchase Agreement dated October 27, 1999 by and among
          eMerge Interactive, Inc., J. Technologies, LLC and Internet Capital
          Group, Inc. (incorporated by reference to Internet Capital Group's
          Current Report on Form 8-K filed November 22, 1999 (File No. 0-
          26929))
  10.23   Joint Venture Agreement dated October 26, 1999 by and between
          Internet Capital Group, Inc. and Safeguard Securities, Inc.
          (incorporated by reference to Exhibit 10.23 to the Follow-on
          Registration Statement)
  10.24   Purchase Agreement dated November 5, 1999 between JusticeLink, Inc.
          and Internet Capital Group, Inc. (incorporated by reference to
          Exhibit 10.24 to the Registration Statement filed by the Registrant on December 6, 1999 (Registration No. 333-91447) ("Follow-on
          Amendment No. 1"))
  10.25   Purchase Agreement dated December 6, 1999 between Internet Capital
          Group, Inc. and AT&T Corp. (incorporated by reference to Exhibit
          10.25 to the Follow-on Amendment No. 1)
  10.26   Purchase Agreement dated December 6, 1999 between Internet Capital
          Group, Inc. and Internet Assets, Inc. (incorporated by reference to
          Exhibit 10.26 to the Follow-on Amendment No. 1)
  10.27   Purchase Agreement dated December 14, 1999 between Internet Capital
          Group, Inc. and Ford Motor Company (incorporated by reference to
          Exhibit 10.27 to the Follow-on Amendment No. 3)

 Exhibit
 Number  Document
 ------- --------
  10.28  Securities Purchase Agreement dated December 28, 1999 between Internet
         Capital Group, Inc. and Weirton Steel Corporation (incorporated by reference to the Registrant's Current Report on Form 8-K filed January
         11, 2000 (File No. 0-26929))
  10.29  Press Release regarding Acquisition of eCredit.com (incorporated by reference to the Registrant's filing on Form 425 filed February 24,
         2000 (File No. 132-01812))
  10.30  Sublease Agreement dated January 6, 2000 between SP Investments Inc.
         and Internet Capital Group, Inc. for premises located in Seattle,
         Washington (incorporated by reference to Exhibit 10.30 to the 10-K)
  10.31* Amended and Restated Credit Agreement by and among Internet Capital
         Group, Inc., ICG Holdings, Inc., The Banks Party Thereto, PNC Bank,
         National Association, as Administrative Agent, Bank of America, N.A.,
         and Deutsche Bank AG New York Branch/Cayman Island Branch, as Co-
         Syndication Agents and PNC Capital Markets, Inc., as Lead Arranger
  10.32  Press Release (incorporated by reference to Registrant's filing on
         Form 425 filed April 3, 2000 (File No. 132-01830))
  10.33  Press Release regarding Acquisition of RightWorks (incorporated by reference to Registrant's filing on Form 425 filed March 31, 2000
         (File No. 132-01830))
  11.1   Statement Regarding Computation of Per Share Earnings (included herein at Note 1--"Significant Accounting Policies" in the subsection "Net
         Income (Loss) Per Share" to the Consolidated Financial Statements and
         Note 3--"Net Income (Loss) Per Share" to the Consolidated Financial
         Statements)
  23.1*  Consent of KPMG LLP regarding Internet Capital Group, Inc.
  23.2*  Consent of Ernst & Young LLP regarding eCredit.com, Inc.
  23.3*  Consent of PricewaterhouseCoopers LLP regarding eCredit.com, Inc.
  23.4*  Consent of KPMG LLP regarding eMerge Interactive, Inc.
  23.5*  Consent of Ernst & Young LLP regarding JusticeLink, Inc.
  23.6*  Consent of Arthur Andersen LLP regarding MetalSite as Component of
         Weirton Steel Corporation
  23.7*  Consent of Arthur Andersen LLP regarding MetalSite General Partner,
         LLC
  23.8*  Consent of Arthur Andersen LLP, independent public accountants, regarding RightWorks Corporation
  23.9*  Consent of PricewaterhouseCoopers LLP regarding Syncra Software, Inc.
  23.10* Consent of Arthur Andersen LLP regarding USgift.com
  23.11* Consent of KPMG LLP regarding VerticalNet, Inc.
  23.12* Consent of Dechert Price & Rhoads (included in the opinion filed as
         Exhibit 5.1)
  23.13* Consent of Cooley Godward LLP (included in the opinion filed as
         Exhibit 8.1)
  23.14* Consent of Wilson Sonsini Goodrich & Rosati (included in the opinion filed as Exhibit 8.2)
  24.1*  Power of Attorney
  99.1** Letter of Transmittal for eCredit.com
  99.2*  Letter of Transmittal for RightWorks

--------
 * Previously filed

** Being filed as revised